UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-21940

EIP Investment Trust

(Exact name of registrant as specified in charter)

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Address of principal executive offices) (Zip code)

Linda Longville

c/o Energy Income Partners, LLC

49 Riverside Avenue

                                                         Westport, CT 06880

(Name and address of agent for service)

Registrant’s telephone number, including area code:         203-349-8232

Date of fiscal year end:     December 31

Date of reporting period: September 30, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

EIP Growth and Income Fund	September 30, 2014

Schedule of Investments (unaudited)

Par Value		Fair Value

CORPORATE NOTES AND BONDS – 47.27%†

	Consumer Non-cyclicals – 10.69%

$ 1,500,000	Coca-Cola Co. 1.500%, 11/15/15 (a)	$1,517,139
1,500,000	Merck & Co., Inc. 0.421%, 05/18/16 (a) (b)	1,509,009

		3,026,148

	Energy – 5.65%

1,600,000	TransCanada PipeLines, Ltd 0.750%, 01/15/16 (a)	1,599,635

	Financial – 6.19%

1,750,000	General Electric Capital Corp., MTN 0.433%, 01/08/16 (a) (b)	1,751,890

	Technology – 24.74%

7,000,000	Apple, Inc. 0.289%, 05/03/16 (a) (b)	7,005,180

	Total Corporate Notes and Bonds (Cost $13,368,778)	13,382,853

Shares

MASTER LIMITED PARTNERSHIPS – 35.56%†

	Consumer Cyclicals – 1.60%†

9,900	AmeriGas Partners, LP	451,638

	Energy – 27.42%†

2,200	Access Midstream Partners, LP	140,008
10,800	Alliance Holdings GP, LP	736,992
6,000	Alliance Resource Partners, LP	257,040
5,000	Cone Midstream Partners, LP	140,500
4,200	Energy Transfer Equity, LP	259,098
9,850	Energy Transfer Partners, LP	630,302
34,938	Enterprise Products Partners, LP	1,408,001
5,300	EQT Midstream Partners, LP	474,933
12,158	Holly Energy Partners, LP	442,551
2,200	Natural Resource Partners, LP	28,688
4,000	Nextera Energy Partners, LP (c)	138,760
18,686	ONEOK Partners, LP	1,045,669
1,000	Phillips 66 Partners, LP	66,750
1,000	Plains All American Pipeline, LP	58,860
8,400	Spectra Energy Partners, LP	445,116
10,009	TC Pipelines, LP	677,709
7,600	TransMontaigne Partners, LP	313,424
9,400	Williams Partners, LP	498,670

		7,763,071

	Industrial – 3.09%†

3,200	Golar LNG Partners, LP (c)	111,104
5,000	Hoegh LNG Partners, LP (c)	114,550
14,900	Teekay LNG Partners, LP	649,044

		874,698

	Utilities – 3.45%†

5,400	Brookfield Renewable Energy Partners, LP	164,611

Shares		Fair Value

MASTER LIMITED PARTNERSHIPS (continued)

	Utilities (continued)

20,600	NGL Energy Partners, LP	$811,022

		975,633

	Total Master Limited Partnerships (Cost $7,075,053)	10,065,040

UNITED STATES COMMON STOCKS – 36.12%†

	Energy – 18.24%†

41,068	Enbridge Energy Management, LLC (d)	1,528,140
2,400	Enbridge, Inc.	114,912
14,948	Kinder Morgan Management, LLC (d)	1,407,354
29,261	Kinder Morgan, Inc.	1,121,867
15,000	Pattern Energy Group Inc.	463,800
2,800	Power Assets Holdings, LLC	24,500
7,100	Williams Companies, Inc.	392,985
2,600	Wisconsin Energy Corp.	111,800

		5,165,358

	Financial – 0.75%†

28,500	CorEnergy Infrastructure Trust, REIT	213,180

	Utilities – 17.13%†

10,300	Atmos Energy Corp.	491,310
300	Chesapeake Utilities Corp.	12,498
800	Dominion Resources, Inc.	55,272
2,700	ITC Holdings Corp.	96,201
4,600	National Grid PLC, Sponsored ADR	330,648
1,000	New Jersey Resources Corp.	50,510
7,400	NiSource, Inc.	303,252
11,700	Northeast Utilities	518,310
6,100	NRG Yield, Inc.	287,005
26,125	ONE Gas Inc.	894,781
5,000	Piedmont Natural Gas Co., Inc.	167,650
5,000	Public Service Enterprise Group, Inc.	186,200
5,300	SCANA Corp.	262,933
12,000	South Jersey Industries IN	640,320
12,700	Southern Co.	554,355

		4,851,245

	Total United States Common Stocks (Cost $9,185,494)	10,229,783

CANADIAN COMMON STOCKS – 9.88%†

	Energy – 5.15%†

25,500	Inter Pipeline Ltd, LP	827,649
3,100	Pembina Pipeline Corp.	130,593
48,200	Transalta Renewables Inc.	499,237

		1,457,479

	Utilities – 4.73%†

12,700	Atco Ltd/Canada, Class I	514,827
5,000	Emera, Inc.	156,391
18,100	Enbridge Income Fund Holdings, Inc.	491,146

See accompanying Notes to Schedule of Investments.

1

EIP Growth and Income Fund	September 30, 2014

Schedule of Investments (unaudited) – continued

Shares		Fair Value

CANADIAN COMMON STOCKS (continued)

	Utilities (continued)

2,200	Keyera Corp.	$177,245

		1,339,609

	Total Canadian Common Stocks (Cost $2,444,450)	2,797,088

HONG KONG COMMON STOCKS – 1.20%†

	Industrial – 1.20%†

9,700	Cheung Kong Infrastructure Holdings Ltd, ADR(d)	340,401

	Total Hong Kong Common Stocks (Cost $343,717)	340,401

Warrants – 0.06%†

	Energy – 0.06%†

4,480	Kinder Morgan, Inc., Strike Price $40.00, Exp. 05/25/17 (d)	16,307

	Total Warrants (Cost $8,534)	16,307

Total Investments – 130.09%† (Cost $32,426,026)*		36,831,472

Principal

REVERSE REPURCHASE AGREEMENT (e) – (42.52)%†

(6,300,000)	With Credit Suisse for Apple, Inc., 0.50% dated 09/30/14, to be repurchased at $6,300,088 on 10/01/14	(6,300,000)
(1,374,375)	With Credit Suisse for Coca-Cola Co., 0.50% dated 09/30/14, to be repurchased at $1,374,394 on 10/01/14	(1,374,375)
(1,577,188)	With Credit Suisse for General Electric Capital Corp., 0.50% dated 09/30/14, to be repurchased at $1,577,210 on 10/01/14	(1,577,188)
(1,353,750)	With Credit Suisse for Merck & Co., 0.50% dated 09/30/14, to be repurchased at $1,353,769 on 10/01/14	(1,353,750)
(1,434,000)	With Credit Suisse for TransCanada Pipelines., 0.50% dated 09/30/14, to be repurchased at $1,434,020 on 10/01/14	(1,434,000)

	Total Reverse Repurchase Agreements (Cost $(12,039,313))	(12,039,313)

Total Investments and Reverse Repurchase Agreements – 87.57%† (Cost $20,386,713)		24,792,159

Other Assets in excess of Liabilities – 12.43%†		3,522,539

Net Assets – 100.00%†		$28,314,698

Percentages are calculated based on net assets, inclusive of reverse
†	repurchase agreements.
*	Aggregate cost for federal tax purposes is $32,525,469
(a)	Segregated as collateral for Reverse Repurchase Agreements as of September 30, 2014.
(b)	Floating rate note. The interest rate shown reflects the rate in effect at September 30, 2014.
(c)	Organized as a limited partnership and has elected to be treated as a corporation for U.S. federal income tax purposes.
(d)	Non-income producing security.
(e)	A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
ADR	American Depositary Receipt
MTN	Medium Term Note
REIT	Real Estate Investment Trust

See accompanying Notes to Schedule of Investments.

2

The amount of $167,768 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of September 30, 2014:

	Number of	Notional	Unrealized
Short Futures Outstanding	Contracts	Amount**	Appreciation

Canadian Dollar (12/14)	45	$4,081,020	$72,420

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.

The amount of $1,457,259 in cash was segregated with the custodian to cover the following total return swaps outstanding at September 30, 2014:

Credit Suisse is the counterparty to the below total return swaps.

		Expiration	Notional	Unrealized
Long Total Return Equity Swaps	Pay Rate	Date	Amount**	Depreciation

Atmos Energy Corp.	1 month LIBOR + 35
	basis points	1/21/2015	$164,439	($7,058)

Dominion Resources Inc.	1 month LIBOR + 35
	basis points	1/21/2015	604,208	8,954

Enbridge Inc. (Canada)	1 month LIBOR + 35.43
	basis points	1/21/2015	410,186	(12,857)

Enterprise Products Partners, LP	1 month LIBOR + 50
	basis points	1/21/2015	126,656	2,274

ITC Holdings Corp.	1 month LIBOR + 35
	basis points	1/21/2015	755,814	(21,973)

Kinder Morgan Management, LLC	1 month LIBOR + 50
	basis points	1/21/2015	264,414	6,204

Magellan Midstream Partners, LP	1 month LIBOR + 50
	basis points	1/21/2015	440,478	13,990

Nextera Energy Inc.	1 month LIBOR + 35
	basis points	1/21/2015	659,260	(2,219)

Nisource Inc.	1 month LIBOR + 35
	basis points	1/21/2015	93,432	4,903

Northeast Utilities.	1 month LIBOR + 35
	basis points	1/21/2015	214,176	309

Plains All American Pipeline, LP	1 month LIBOR + 50
	basis points	1/21/2015	548,340	10,700

Sempra Energy	1 month LIBOR + 35
	basis points	1/21/2015	177,327	1,786

Transcanada Corp. (Canada)	1 month LIBOR + 35
	basis points	1/21/2015	580,207	(18,635)

UGI Corp.	1 month LIBOR + 35
	basis points	1/21/2015	618,615	(15,334)

Williams Companies, Inc.	1 month LIBOR + 35
	basis points	1/21/2015	600,278	(7,741)

Williams Partners, LP	1 month LIBOR + 50
	basis points	1/21/2015	219,678	(2,224)

Wisconsin Energy Corp.	1 month LIBOR + 34.26
	basis points	1/21/2015	209,056	(6,993)

			6,686,564	(45,914)

Short Total Return Equity Swaps

Sunoco Logistics Partners, LP	1 month LIBOR - 50
	basis points	1/21/2015	496,300	13,638

Markwest Energy Partners, LP	1 month LIBOR - 50
	basis points	1/21/2015	388,650	4,501

			$884,950	$18,139

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.

See accompanying Notes to Schedule of Investments.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	September 30, 2014

(1) Security Valuation: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value (“NAV”) of the EIP Growth and Income Fund’s (the “Fund”) shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter (“OTC”) market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the “Board”) in a manner that most fairly reflects fair market value of the security on the valuation date as described below.

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or Energy Income Partners, LLC (the “Manager”), acting at the Board’s direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust’s Board, and in accordance with the provisions of the Investment Company Act of 1940, as amended, (the “1940 Act”). At September 30, 2014, there were no fair valued securities.

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

—	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities
—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	September 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the values of each investment in each level as of September 30, 2014 is as follows:

	Total Fair Value at 09/30/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
ASSETS
Corporate Notes and Bonds*	$13,382,853	$—	$13,382,853	$—
Master Limited Partnerships*	10,065,040	10,065,040	—	—
United States Common Stocks*	10,229,783	10,229,783	—	—
Canadian Common Stocks*	2,797,088	2,797,088	—	—
Hong Kong Common Stocks*	340,401	—	340,401	—
Cash Equivalents, Restricted Cash, Foreign Currency	—	—	—	—
Warrants*	16,307	16,307	—	—
Derivatives
Equity Contracts	67,259	—	67,259	—
Foreign Currency Exchange Contracts	72,420	72,420	—	—
Total	36,971,151	23,180,638	13,790,513	—
LIABILITIES
Reverse Repurchase Agreements	12,039,313	—	12,039,313	—
Derivatives
Equity Contracts	95,034	—	95,034	—
Foreign Currency Exchange Contracts	—	—	—	—
Total	$12,134,347	$—	$12,134,347	$—

*See Schedule of Investments detail for industry breakout.

The Fund did not have any transfers in and out of Level 1 and Level 2 during the nine months ended September 30, 2014.

The Fund held no securities or financial instruments during the nine months ended September 30, 2014 which measured their fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Schedule of Investments and Statement of Assets and Liabilities. As of September 30, 2014, such liabilities are categorized within the disclosure hierarchy as Level 2 securities.

(2) MLP Common Units: Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	September 30, 2014

(3) Reverse Repurchase Agreements: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an implied interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the securities furnished by the counterparty. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund’s investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund’s obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received. In addition, many reverse repurchase agreements are short-term in duration (often overnight), and the counterparty may refuse to “roll over” the agreement to the next period, in which case the Fund may temporarily lose the ability to incur leverage through the use of reverse repurchase agreements and may need to dispose of a significant portion of its assets in a short time period.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (“MRA”), which may permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the counterparty, as purchaser of securities, is permitted to sell, re-pledge, or use the financial assets acquired in the transaction. Pursuant to the terms of the MRA, the Trust typically sells securities with a market value in excess of the repurchase price to be paid by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust may be deemed an unsecured creditor with respect to claims against the counterparty for recovery of the value of securities in excess of the repurchase price. There is a risk for any unsecured claims against the counterparty that its payment may be substantially delayed and may not be paid in full in a bankruptcy or other insolvency proceeding. In addition, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against rights of offset in the event of the MRA counterparty’s bankruptcy or insolvency.

Maximum amount outstanding during the period	$18,700,750
Average amount outstanding during the period*	$13,900,473
Average shares outstanding during the period	1,696,149
Average debt per share outstanding during the period	$8.20

* The average amount outstanding during the period was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the nine months ended September 30, 2014.

The reverse repurchase agreements are executed daily based on the previous day’s terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. Implied interest rates ranged from 0.30% to 0.75%, during the nine months ended September 30, 2014, on cash received under reverse repurchase agreements.

(4) Disclosures about Derivative Instruments and Hedging Activities: The following is a table summarizing the fair value of derivatives held at September 30, 2014 by primary risk exposure:

	Asset Derivatives	Liability Derivatives
Derivatives not accounted for as hedging instruments	Fair Value	Fair Value

Foreign Currency Exchange Contracts	$72,420	$—
Equity Contracts	67,259	$95,034

Total	$139,679	$95,034

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	September 30, 2014

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain payables and/or receivables with collateral held and/or posted to create one single payment. The provisions of the ISDA Master Agreement typically permit a single net payment by the non-defaulting party in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The Fund’s ISDA Master Agreement provides for the bilateral right of counterparties to terminate derivative contracts prior to maturity due to certain defined Events of Default (including but not limited to failure to pay or deliver or breach of agreement) or defined Termination Events (including but not limited to illegality, tax events or credit events), which could cause the Funds to accelerate payment of any net liability owed to the counterparty.

Futures Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the nine months ended September 30, 2014, the Fund held no futures contracts where the underlying currency is long. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the nine months ended September 30, 2014, the Fund’s average volume of futures activity was $4,171,226 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

Swap Agreements: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its net asset value. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change of the Fund is impossible to predict, but could be substantial and adverse.

The Fund’s maximum equity price risk to meet its future payments under long swap agreements outstanding as of September 30, 2014 is equal to the total notional amount as shown on the Schedule of Investments. The Fund’s maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	September 30, 2014

For the nine months ended September 30, 2014, the average volume of long Total Return Equity Swaps was $8,168,496 based on the quarterly notional amount. The average volume of short Total Return Equity Swaps for the nine months ended September 30, 2014, was $802,125 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening transaction or latest contract reset date.

(5) As of September 30, 2014, the aggregate gross unrealized appreciation and depreciation for all securities in which there was an excess of value over tax cost was $4,526,548 and $220,545, respectively.

(6) For more information on significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EIP Investment Trust

By (Signature and Title)	/s/ James Murchie
James Murchie, President (principal executive officer)

Date	November 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James Murchie
James Murchie, President (principal executive officer)

Date	November 20, 2014

By (Signature and Title)	/s/ Linda Longville
Linda Longville, Treasurer and Principal Financial and Accounting Officer (principal financial officer)

Date	November 20, 2014